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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 2003

The supplement to the prospectus dated May 1, 2003 is hereby amended and restated as follows:

OPTIONAL BENEFITS
PAYMENT CREDIT RIDER

"Optional Benefits - Payment Enhancement" is amended to clarify that the withdrawal charge period is 8 years if the Payment Enhancement is elected and 7 years if the Payment Enhancement is not elected.

OPTIONAL BENEFITS
GUARANTEED RETIREMENT INCOME BENEFIT-GRIB

GRIB is no longer available for contracts issued on or after July 21, 2003. GRIB II remains available as provided in the prospectus.

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FIXED ACCOUNT INVESTMENT OPTIONS

For contracts purchased on and after May 5, 2003: (a) purchase payments may not be allocated to the 1, 3, 5 and 7-year fixed account investment options (collectively, the "Fixed Account Investment Options") and (b) transfers from the variable account investment options to the Fixed Account Investment Options will not be permitted. As a result, the Secure Your Future Program(sm) will no longer be available for these contracts.

                         SUPPLEMENT DATED JULY 21, 2003

NYWealthmark Supp 07-21-2003